SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  September 11, 2002

C-BASS Mortgage Loan Asset-Backed Certificates,

Series 2002-CB4

RESIDENTIAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
North Carolina	333-53168	56-2064715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, DC-06 Charlotte, North Carolina 28288
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 374-4868

Item 5.

Other Events.

Residential Asset Funding Corporation (the “Company”) entered into a Pooling and Servicing Agreement dated as of August 1, 2002 (the “Agreement”) among the Company, in its capacity as depositor (in such capacity, the “Depositor”), Credit-Based Asset Servicing and Securitization LLC as a seller (in such capacity, a “Seller”), Litton Loan Servicing LP, in its capacity as a servicer (in such capacity, a “Servicer”), Federal Home Loan Mortgage Corporation, as a guarantor (in such capacity, a “Guarantor”) and U.S. Bank National Association, as trustee (the “Trustee”) and JPMorgan Chase Bank, as trust administrator (the “Trust Administrator”).  The Certificates were issued on August 29, 2002.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of August 1, 2002, by and among the Company, the Seller, the Servicer, the Guarantor and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on September 11, 2002.

RESIDENTIAL ASSET FUNDING CORPORATION

By:/s/ Robert J. Perret

Name:  Robert J. Perret

Title:    Director

Exhibit Index

Exhibit

Page

1.1

Pooling and Servicing Agreement dated as of August 1,

5

2002, by and among the Company, the Seller, the Servicer,

the Guarantor and the Trustee.

EXHIBIT 99.1